UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): October 06, 2017 (August 31, 2017)

ULTRA PETROLEUM CORP.

(Exact Name of Registrant as Specified in Charter)

Yukon, Canada	001-33614	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 N. Sam Houston Parkway E

Suite 1200

Houston, Texas 77060

(Address of Principal Executive Offices) (Zip Code)

281-876-0120

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

This Current Report on Form 8-K/A is being filed as an amendment (this “Amendment”) to the Current Report on Form 8-K which Ultra Petroleum Corp. (the “Company”) previously filed with the Securities and Exchange Commission (the “SEC”) on August 31, 2017 (the “Original Filing”). The sole purpose of this Amendment is to include the individual quantities representing oil, gas, and NGL proved undeveloped reserves included in the pro forma proved undeveloped reserve reorganization adjustment presented in Section 3 on Exhibit 99.1 of the Original Filing and to provide additional guidance regarding the pro forma adjustments to transportation costs. Except as set forth herein, this Amendment does not modify or update any disclosure contained in the Original Filing.

Item 8.01.	Other Events.

The Company is filing this Current Report on Form 8-K to provide certain unaudited pro forma consolidated financial information after giving effect to the Company’s Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization (the “Plan”), which became effective April 12, 2017 (the “Effective Date”). As previously disclosed, on April 29, 2016, the Company and its wholly owned subsidiaries each filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the Southern District of Texas (“Bankruptcy Court”). Their Chapter 11 cases were jointly administered under the caption In re Ultra Petroleum Corp., et al., Case No. 16-32202 (MI).

The purpose of this Current Report on Form 8-K is, among other things, to file the unaudited pro forma consolidated financial information set forth in Item 9.01 below, including Exhibit 99.2 attached hereto and to allow such information to be incorporated by reference into the Company’s Registration Statement on Form S-1 (File No. 333-217481), which was filed with the Securities and Exchange Commission on April 26, 2017.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet as of March 31, 2017, and the unaudited pro forma consolidated statements of operations for the three months ended March 31, 2017 and the year ended December 31, 2016, each giving effect to the Plan, are furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.

(d) Exhibits

Exhibit Number	Description

99.2	Unaudited Pro Forma Consolidated Financial Information

Exhibit Index

Exhibit No.	Description

99.2	Unaudited Pro Forma Consolidated Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA PETROLEUM CORP.

October 06, 2017	By:	/s/ Garrett B. Smith
	Name:	Garrett B. Smith
	Title:	Vice President and General Counsel